Exhibit 10.c




                        Independent Accountants' Consent

The Contract Owners
Kansas City Life Variable Annuity Separate Account
   and
The Board of Directors
Kansas City Life Insurance Company:


We consent to the reference to our firm under the heading "Experts," and to the use of our report dated January 17, 2001, with respect to the consolidated financial statements of Kansas City Life Insurance Company and to the use of our report dated April 6, 2001, with respect to the financial statements of Kansas City Life Variable Annuity Separate Account included in the Pre-Effective Amendment No. 1 to the Registration Statement under the Securities Act of 1933 (File No. 333-52290) on Form N-4 and Post-Effective Amendment No. 9 and the Registration Statement under the Investment Company Act of 1940 (Registration No. 811-8994) and the related Statement of Additional Information accompanying the Prospectus of Affinity Variable Annuity Separate Account.


                                   /s/KPMG LLP
                                   KPMG LLP

Omaha, Nebraska
April 26, 2001